UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2005

Continucare Corporation

(Exact name of registrant as specified in its Charter)

Florida (State of other jurisdiction or incorporation or organization)	1-12115 (Commission File Number)

7200 Corporate Center Drive, Suite 600 Miami, Florida (Address of principal executive offices)	33126 (Zip Code)

59-2716023
(IRS Employer Identification No.)

(305) 500-2000
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     In connection with our announcements of the events discussed under Item 4.02 below, we announced preliminary estimated financial results for our third quarter of the Fiscal Year ending June 30, 2005 as well as provided preliminary unaudited restated financial results for the Fiscal Year ended June 30, 2004, the three months ended September 30, 2004 and the three- and six-month periods ended December 31, 2004.

     The financial information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, relating to historical periods is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements of a Related Audit Report or Completed Interim Review.

     On May 11, 2005, the Audit Committee of our Board of Directors concluded, upon the recommendation of management, that we will be required to restate our previously issued financial statements for the Fiscal Year ended June 30, 2004, for the three months ended September 30, 2004, and for the three and six months ended December 31, 2004. Pending their restatement, those financial statements should not be relied upon. Due to the time and effort involved in completing the required analysis, we anticipate a delayed filing of our Form 10-Q for the fiscal quarter ended March 31, 2005.

     Our Audit Committee determined that we are required to restate our financial statements after discovery and preliminary analysis of the impact of a latent error in an automated software system used to submit particular patient data to one of our HMO affiliates. Because the data formed an element of the HMO’s calculation of payments due to us, the error resulted in us over-stating revenue associated with that one HMO beginning in the fourth quarter of Fiscal 2004. The software’s use was confined to the one HMO. Accordingly, the error did not impact revenue associated with any of our other HMO affiliates or for periods prior to the fourth quarter of Fiscal 2004. We believe that we have corrected the software error and that we are now able to submit correct patient data.

     Public Company Accounting Oversight Board Auditing Standard No. 2 (“AS 2”) provides that a company’s restatement of its financial statements is at least a significant deficiency and is a strong indicator that a material weakness in internal control over financial reporting exists. Although AS 2 does not presently apply to us, our management is working to strengthen our internal controls.

     We have discussed the information in this Current Report on Form 8-K with our independent registered accounting firm.

Item 9.01 Financial Statements and Exhibits.

     The following are included as exhibits to this Current Report on Form 8-K.

99.1	Press Release dated May 13, 2005, announcing our intention to restate our financial results.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Except for historical matters contained herein, statements made in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors and others are cautioned that forward-looking statements are subject to risks and uncertainties that may affect our business and prospects and cause our actual results to differ materially from those set forth in the forward-looking statements. These factors include, without limitation, the risk that the software error discussed above affected other data that we submitted to our HMO affiliate or that the extent of the reporting errors were greater than currently estimated; the risk that we have not fully corrected that software error or that other undetected errors may exist in that software or our other software systems; the risk that our independent registered accounting firm has not audited or reviewed the financial information contained in this press release and that additional accounting errors may be discovered or that additional adjustments may be required; the risk that our revised financial results will take longer to prepare than anticipated or will reflect greater adjustments than currently estimated; the risk that we may be determined to have a significant deficiency or material weakness in our internal controls; the risk that the assumptions and estimates on which we based the preliminary financial information contained in this press release may prove to be incorrect, inadequate or incomplete, the risk that our actual financial results for the third quarter of Fiscal 2005 may differ materially from the preliminary results set forth above; the risk that we may be unable to file our financial statements for future periods on a timely basis or at all; and the risk that any repurchases of our common stock that we effect may adversely impact our future liquidity or capital resources. In addition to the risks set forth above, the forward-looking statements in this press release may also be adversely impacted by: our review of the financial statement impact of the software error, our ability to comply with applicable laws and regulations and the terms of our agreements with our HMO affiliates, our ability to work together effectively with our HMO affiliates, including the fact that we depend upon our HMO affiliates to determine the payments we receive for certain of our managed care operations based, in part, on information that we submit to them, the impact of the Medicare risk adjustment program on payments we receive for our managed care operations, our ability to achieve expected levels of patient volumes and control the costs of providing services, pricing pressures exerted on us by managed care organizations, our ability to enter into and renew managed care provider arrangements on acceptable terms, our current dependence on two HMOs for substantially all of our revenues, our ability to attract and retain qualified medical professionals, technological and pharmaceutical improvements that increase the cost of providing, or reduce the demand for, health care, delays in receiving payments, increases in the cost of our insurance coverage, including our stop-loss coverage, the possible loss of our insurance coverage, the collectibility of uninsured accounts and deductible and co-pay amounts, our ability to accurately estimate our liability for medical claims incurred but not reported, changes in our revenue mix and claims loss ratio, Federal and state investigations, changes in estimates and judgments associated with our critical accounting policies, our ability to satisfy our liabilities and respond to our capital needs, general economic conditions and uncertainties generally associated with the health care business. These and other applicable risks, cautionary statements and factors that could cause actual results to differ from our forward-looking statements are included in our annual report on Form 10-K for the fiscal year ended June 30, 2004 and other filings with the SEC. We undertake no obligation to update or revise these forward-looking statements to reflect events or circumstances after the date hereof except as required by law.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONTINUCARE CORPORATION
/s/ Fernando L. Fernandez
Fernando L. Fernandez
Chief Financial Officer

Dated: May 13, 2004

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